Exhibit 99.2

Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the “safe harbor” provisions created by those laws. Clene’s forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding our future operations. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements represent our views as of the date of this presentation and involve a number of judgments, risks and uncertainties. We anticipate that subsequent events and developments will cause our views to change. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include our substantial dependence on the successful commercialization of our drug candidates, if approved, in the future; our inability to maintain the listing of our common stock on Nasdaq; our significant net losses and net operating cash outflows; our ability to demonstrate the efficacy and safety of our drug candidates; the clinical results for our drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; our ability to achieve commercial success for our drug candidates, if approved; our ability to obtain and maintain protection of intellectual property for our technology and drugs; our reliance on third parties to conduct drug development, manufacturing and other services; our limited operating history and our ability to obtain additional funding for operations and to complete the licensing or development and commercialization of our drug candidates; the impact of the COVID-19 pandemic on our clinical development, commercial and other operations; changes in applicable laws or regulations; the effects of inflation; the effects of staffing and materials shortages; the possibility that we may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and you are cautioned not to rely unduly upon these statements. All information in this presentation is as of the date of this presentation. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this presentation.

| Commitment and Experienced Leadership COMMITTED TO REVOLUTIONIZING TREATMENT FOR PEOPLE WITH NEURODEGENERATIVE DISEASES TO RESTORE AND PROTECT NEURONAL HEALTH

Clene is Focused on Core Brain Energy Deficits in Neurodegenerative Diseases

Brain Energy Potential Declines With Normal Aging

~0.5% NAD^+/NADH unit decline per decade

(~0.13 mV units per year by ^{31}P-MRS Imaging)



NAD Redox Potential (mV)
-290
-295
-300
-305
-310
0
20
40
60
80
Age (year)

Closed squares = averaged data by age group: 21–26 yrs, 33–36 yrs, and 59–68 yrs old; Open squares= individual subject values

Specific Neuronal Populations Are Vulnerable to Energetic Failure



PARKINSON'S DISEASE
Dopaminergic Neurons
MULTIPLE SCLEROSIS
Axonal Degeneration
FRONTOTEMPORAL DEMENTIA
Spindle Neurons
HUNTINGTON'S DISEASE
Medium Spiny Neurons
AMYOTROPHIC LATERAL SCLEROSIS
Motor Neurons

Neurons with high energetic demand are at increased risk for neurodegenerative disease

4

Fu, H., et al; Nature Neuroscience (2018) 21: 1350-1358. Zhu et al. Proc Natl Acad Sci USA 2015 Mar 3;112(9):2876-81. Rone et al. J Neurosci. 2016 Apr 27;36(17):4698-707.

CLENE NANOMEDICINE

Significant Global Opportunity

Motor Neuron Disease (ALS, Other Orphan Disorders)

ALS PATIENTS IN US & EU ~40K

$1B GLOBAL SALES BY 2029[1]

Current drugs are largely ineffective, mostly generic.

3-5 YEARS LIFE EXPECTANCY

100% FATAL

Multiple Sclerosis

MS PATIENTS GLOBALLY 2.2M

$23B MARKET[2]

Existing treatments only target immunomodulation

EMERGING EVIDENCE THAT EARLY MS IS NEURODEGENERATIVE

Parkinsons Disease

2ND MOST COMMON DISORDER

$6B PROJECTED BY 2026[3]

No disease-modifying treatments available, only symptom-targeted options

30% OF DOPAMINERGIC NEURONS ARE LOST AT DIAGNOSIS[4]

Urgent unmet need to develop neuroprotective treatment to support cells' energetic efficiency and resilience

5

[1] Clarivate, DRG, ALS 2020 [2] Westad et al. 2017, doi:10.1038/nrd.2017.107; [3] Parkinson's Market Data Forecast, April 2021. 4. Cheng HC, Ulane CM, Burke RE. Clinical progression in Parkinson disease and the neurobiology of axons. Ann Neurol 2010;67:715-725 clene NANOMEDICINE

CNM-Au8® | Catalytically-Active Nanocrystals Improves Energy Production to Promote Neuroprotection and Remyelination

CNM-Au8 Nanocrystals

Clean Surfaced, Highly Faceted Shapes





CNM-Au8 Nanocrystal Suspension

Mechanistic Effects

- ↑ Increased NAD
- ↑ Increased ATP
- ↓ Decreased reactive oxygen species
- ↑ Increased proteostasis

Improved Energy Production and Utilization



- ↑ Increased energetic potential
- ↑ Improved resistance to oxidative, mitochondrial, and excitotoxic stressors
- ↓ Reduction in levels of misfolded proteins

Promotes Neuroprotection and Remyelination

Remyelination


Damaged Neuron
Healthy Neuron

Neuroprotection



6

Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936. Data on File, Clene Nanomedicine, Inc.

clene NANOMEDICINE

CNM-Au8® | Preclinical Evidence for Energetic Improvement

Supports Myelin Integrity & Remyelination


www.nature.com/scientificreports

SCIENTIFIC REPORTS

natureresearch

OPEN **Nanocatalytic activity of clean-surfaced, faceted nanocrystalline gold enhances remyelination in animal models of multiple sclerosis**

Andrew P. Robinson, Joanne Zhongyan Zhang, Haley E. Titus, Molly Karl, Mikhail Merzliakov, Adam R. Dorfman, Stephen Karlik, Michael G. Stewart, Richard K. Watt, Benjin D. Facer, Jon D. Facer, Noah D. Christian, Karen S. Ho, Michael T. Hotchkin, Mark G. Mortenson, Robert H. Miller & Stephen D. Miller

Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936.

CNM-Au8 Improves ALS Motor Neuron Survival & Neuron Connections


No treatment
Vehicle
Riluzole
CNM-Au8 300
ISL1/2
CHAT
TUJ1

Induced Pluripotent Stem Cell *In Vitro* Results – Motor Neuron Markers

Karen S. Ho et al. "Redox-enhancing nanocatalysis improves motor neuron survival in vitro and SOD1 mouse motor function and survival in vivo." Presented at 30th International Symposium on ALS/MND 2019. December 4-6, 2019.

CNM-Au8 enables neuroprotection and remyelination by helping nervous system cells increase their resilience to the energetic deficits driving disease progression in ALS

7

clene NANOMEDICINE

CNM-Au8® | Neuroprotection & Remyelination

Growing Evidence Supports CNM-Au8 Clinical Potential

RepairPD
RepairMS



- Established brain target engagement in early Parkinson's Disease (PD) and stable relapsing Multiple Sclerosis (MS)
- Phase 2 REPAIR non-active progressive MS underway

RESCUEALS
HEALEY ALS Platform Trial



- CNM-Au8 treatment effect on ALS disease progression and potential impact on survival
- Phase 2/3 HEALEY-ALS Platform Trial Ongoing
- Expected readout 3Q 2022

VISIONARY-MS STUDY


O Z D V K
S V H C Z
V H C N O

- Interim blinded observations: Stable relapsing multiple sclerosis (MS) participants suggests improved function (modified MSFC) including low contrast vision
- Expected readout 3Q 2022

8

CLENE NANOMEDICINE

CNM-Au8® | Safety Summary

Clean Toxicology Findings

All Animal Toxicology Studies Resulted in No-Adverse Effect Level (NOAEL) Findings

- Multiple species up to 9-months treatment
- Up to maximum feasible dosing without any toxicology findings related to CNM-Au8

Well Tolerated Adverse Event (AE) Profile

Assessed as Predominantly Mild-to-Moderate Severity and Transient

- No SAEs related to CNM-Au8 considered severe, life-threatening, or resulting in death
- AEs predominantly mild-to-moderate

Patient Exposure Across PD, MS, & ALS

Over 350 Years of Subject Exposure Without Identified Safety Signals

- Long-term dosing experience up to 125 weeks

9

Data on File, Clene Nanomedicine, Inc.

clene NANOMEDICINE

CNM-Au8® | REPAIR Program Demonstrated Target Engagement and Improved Brain Energy Metabolism

RepairPD
Early Parkinson's Disease

RepairMS
Stable Relapsing MS

RepairMS
Non-Active Progressive MS
(Ongoing)

Study Objective: to demonstrate target engagement for CNM-Au8 on CNS biomarkers related to energetic effects in the brain using Magnetic Resonance Spectroscopy (^{31}P-MRS)

Brain Energy Potential Declines With Normal Aging
~0.5% NAD+/NADH unit decline per decade in healthy people
(by ^{31}P-MRS Imaging)[1]

Results demonstrated 10% improvement in NAD+/NADH ratio, which may translate to decades of improvement in cellular energy production and utilization

1° Endpoint (integrated PD & MS)[2]

^{31}P-MRS Change in Brain NAD$^+$/NADH Ratio at End of Treatment
Partial Volume Coil; Ratio of NAD$^+$/NADH (% Fraction of NAD$^+$/ % Fraction NADH)
Primary Endpoint, Mean ± SEM (Paired t-test)


Mean change = 0.5891 (10.4%)
p = 0.0371
NAD⁺/NADH Ratio
8
6
4
2
Baseline NAD⁺/NADH Ratio
n = 24
Wk12+ (End of Tx) NAD⁺/NADH Ratio
n = 24

Exploratory
(ATP Normalization)

REPAIR Integrated Analysis
^{31}P-MRS Change in β-ATP at End of Treatment
Full Volume Coil ^{31}P Signal Area (Integral)
Exploratory Endpoint, Percent (%) Change vs. Baseline Value


Wk12+ (End of Treatment)
% Change from Baseline
50
25
0
-25
-50
0.5
0.7
1.1
Regression (All)
REPAIR-PD, n=13
REPAIR-MS, n=11
r² = 0.711
p = <0.0001
Baseline Peak Area
(Concentration)

10

1. Zhu et al. Proc Natl Acad Sci USA 2015 Mar 3;112(9):2876-81. 2. Glanzman et al Improvement of Brain Energy Metabolism in Relapsing Multiple Sclerosis Patients - Results from Phase 2 REPAIR-MS Clinical Trial With CNM-Au8, ACTRIMS February 2022

Clene NANOMEDICINE

RESCUEALS CNM-Au8® | Evidence for Motor Neuron Protection

Study Objective:
Detect preservation of motor neuron function in people with early ALS as measured by MUNIX

Study Design:
36-week blinded treatment with ongoing long-term open-label follow-up


Primary Endpoint:
Spinal Cord
Lower Motor Neuron
Motor Unit Index
(MUNIX) Sum
Biceps brachii
+
Abductor Pollicis Brevis
+
Abductor Digiti Minimi
+
Tibialis Anterior
Bulbar Onset ALS
(Brainstem)
Limb Onset ALS
(Spinal Cord)

1° & 2° Endpoints


Rescue-ALS Primary & Secondary Endpoints
(Wk 36 LS Mean Change ± 95% CI)
MUNIX Sum (% Change)
ITT Population, Primary EP
MUNIX Sum (% Change)
Limb Onset Subset
FVC (% predicted)
ITT Population, Secondary EP
-20
0
20
40
Wk 36 Change vs. Placebo
Favors Placebo
Favors Active

By targeting energy metabolism, CNM-Au8 may be able to protect motor neurons and restore ALS function

Results in favor of CNM-Au8 treatment but study underpowered

11

Vucic et al. BMJ Open. 2021 Jan 11;11(1):e041479. Data on File, Clene Nanomedicine, Inc.

clene NANOMEDICINE

Proportion with <6 point decline CNM-Au8® | Significant Impact on Key Functional ALS Measures (Exploratory Endpoint Pre-specified) 1ALS Disease Progression defined as: Death, or Tracheostomy, or Non-invasive ventilation, or Gastrostomy tube RESCUE-ALS: A Phase 2, randomized, double-blind, placebo-controlled study of CNM-Au8 to slow disease progression in ALS. MNDA Virtual Symposium, 2021. ALS Specific QOL ALS Disease Progression

CNM-Au8® | CAFS: Survival & ALSFRS-R Berry et al. Amyotroph Lateral Scler Frontotemporal Degener. 2013 Apr;14(3):162-8. Data on File, Clene Nanomedicine, Inc. .  Exploratory Endpoint Pre-specified ALSFRS-R Decline Survival CAFS King’s Clinical Stage 4 Modified CAFS Exploratory Endpoint Post Hoc

CNM-Au8® | Impact on Long-Term Survival 70% Improvement vs. ENCALS Predicted Survival (Interim Analysis) RESCUE-ALS Long-Term Observed Survival (OLE Participants) vs. ENCALS Predicted Median Survival; All Open Label Participants, Interim Analysis All OLE participants. Data censored as of 10-March-2022. Vital status and date of death (as applicable) captured for all subjects withdrawn from the study. ENCALS median survival estimate from baseline characteristics. Kiernen et al. Kiernan MC. Long-Term Survival of Randomized Participants Enrolled in the Phase 2 RESCUE-ALS Trial of CNM-Au8, A Cellular Energetic Catalyst. Presented at: AAN Annual Meeting; April 2-7, 2022;

CAFS (Joint-Rank) Survival & ALSFRS-R Slow Vital Capacity Survival Change in ALSFRS-R slope + survival Registration Study: 24-Week Treatment Period (3:1 randomization, 120 active [30mg, 60mg]: 40 placebo) 1 2 Phase 2/3 Anticipated topline data: 3Q 2022 (Stopped for futility) Paganoni et al. Ann Neurol. 2022 Feb;91(2):165-175. https://clinicaltrials.gov/ct2/show/NCT04414345.

Paganoni et al. Ann Neurol. 2022 Feb;91(2):165-175. Berry et al. Amyotroph Lateral Scler Frontotemporal Degener. 2013 Apr;14(3):162-8. Individual Scoring ALSFRS-R Decline Survival CAFS Rank participants based on time to death or ALSFRS-R change Phase 2/3 Integrated Function & Survival 1° and Key 2° Endpoints Change in Slope of ALSFRS-R Survival Improvement (Hazard Ratio) Primary Endpoint Key Secondary Endpoint (Combined Assessment of Function & Survival) Weighted Average of (1-slope change) and Hazard Ratio (Weighting based on # of Mortality Events)

Phase 2

VISIONARY-MS STUDY

Treatment of Visual Pathway Deficits In Chronic Optic Neuropathy for Assessment of Remyelination in Non-Active Relapsing MS



Screening
D0
WEEK 6
WEEK 12
WEEK 18
WEEK 24
WEEK 30
WEEK 36
WEEK 42
WEEK 48
Day -42 to -1
EOS
24-Week Blinded Fixed Treatment Period
Up to 24-Week Blinded Extension Period (Until LPLV 24Wk Visit)
FPFV
LPFV
LPLV
Up to 48-Week Placebo-Control
2:1 Randomization (Active: Placebo)
15mg, 30mg, Placebo (n=73 of 150)

1° **Change in Low Contrast Letter Acuity (LCLA)**
At Week 24

2° **Change Composite Clinical Response**
9HPT / SDMT / T25FW / LCLA

Exploratory Endpoints

- Optical Coherence Tomography (OCT)
- Multi-focal VEP Amplitude & Latency
- Full field-VEP Amplitude & Latency
- MRI Endpoints
- Visual Function (High Contrast)
- QOL / EDSS

Anticipated topline data:
3Q 2022
Insights to inform new Phase 2/3 MS trial

17

https://clinicaltrials.gov/ct2/show/NCT03536559, Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

Phase 2 VISIONARY-MS STUDY

Significant Clinical Improvement Across Blinded Study Population

Primary Endpoint: LCLA (Best-Corrected) & Secondary Endpoint: (m)MSFC

1° | LCLA





LCLA (All Eyes) Average Z-Score
14-February-2022 Data Cut, Preliminary Blinded Data
(vs. 'Mild' EDSS [≤1.5]; Mean ± SEM)
Mixed-Effects Model, p = <0.0001
Mean LCLA (All Eyes) Z-Score vs. BL 'Mild' EDSS (≤1.5)
0.5
0.0
-0.5
BL
Wk12
Wk24
Wk36
Wk48
Eyes, n = 142 138 128 118 102

Z-Score Change Based on EDSS 'Mild' Severity (e.g., BL Low EDSS [≤1.5])
All Available Values (by Completed Subject Visit)

Mixed Effects Model, Dunnett's test for multiplicity:
* p<0.05, ** p<0.01, *** p<0.001, **** p<0.0001

2° | (m)MSFC





(m)MSFC 6-Component Average Z-Score
14-February-2022 Data Cut, Preliminary Blinded Data
(vs. 'Mild' EDSS [≤1.5]; Mean ± SEM)
Mixed-Effects Model, p = <0.0001
Mean Z-Score
Z-Score Based on 'Mild' EDSS (≤1.5)
0.4
0.2
0.0
-0.2
-0.4
-0.6
BL
Wk12
Wk24
Wk36
Wk48
n = 73 70 65 60 53

Z-Score Change Based on EDSS 'Mild' Severity (e.g., BL Low EDSS [≤1.5])
All Subjects with at least 4 of 6 (m)MSFC Domains by Completed Subject Visit.
(m)MSFC domains include LCLA (OD/OD), 9HPT (D/ND), T25FW, SDMT.

Mixed Effects Model, Dunnett's test for multiplicity:
* p<0.05, ** p<0.01, *** p<0.001, **** p<0.0001

18

Glanzman et al. VISIONARY-MS: Update to a Phase 2 Clinical Trial of CNM-Au8, Catalytically Active Gold Nanocrystals Suspension, for the Treatment of Chronic Optic Neuropathy ACTRIMS, February 2022.

Clene NANOMEDICINE

1. Substantial alleviation is a patient global impression of severity scored as mild or normal. 2. Complete alleviation is a patient global impression of severity scored as normal Time to complete alleviation2 of COVID-19 symptoms through Day 28 Proportion hospitalized for COVID-19 related medical support, or are deceased Number of alive hospital free days through Day 28 Mean change in SARS-CoV-2 viral load Change in oxygen saturation slope Change in Global Impression (severity and change) Predominantly in vaccinated, symptomatic patients Time to substantial alleviation1 of COVID-19 symptoms through Day 28 https://clinicaltrials.gov/ct2/show/NCT04610138 Time to complete alleviation2 of COVID-19 symptoms through Day 28 Number of hospital free days through Day 28 Mean change in SARS-CoV-2 viral load Change in oxygen saturation slope Change in Global Impression (severity and change) Predominantly in vaccinated, symptomatic patients Time to substantial alleviation1 of COVID-19 symptoms through Day 28 Anticipated topline data: 3Q 2022

Strong IP & MFG Capability

Extensive Patent Portfolio With Protection Through 2035[a] & Proprietary Trade Secrets; Plus 7-year Orphan Drug Designation, and Scalable to Commercialization

Patent Status [b]

- Issued & Allowed Patents 150+
- Pending Applications ~20
- Total Patents/ Applications >170

Patent Description

- Process And Method/Device (Clean Surface; Gold CSN)
- State of Matter (CNM-Au8)
- Method of Use (Prevent Demyelination & MoA)
- Method of Use (Bi-Metallic Au/Pt; Antimicrobial)

Trade Secrets

- Plasma Conditioning
- Electrode Design & Cycling
- Trough Flow, Temp, Pressure
- Concentration & Filtration

In-House ISO8 Clean Room Clinical Production in Maryland




Maryland

[a] With Patent Restoration Term (assuming 5-year extension). [b] As of 31-December-2021.

20

Anticipated Timeline & Upcoming Milestones VISIONARY-MS Move data bubble to match VISIONARY March 31, 2022 Cash and investments on hand (unaudited): $36.6M

CNM-Au8® | Growing Phase 2 Evidence Supports CNM-Au8 Commercial Potential

©2022 Clene Inc. Version: 9-May-2022 Clene Inc. HQ & Clinical Development 6550 South Millrock Drive, Suite G50 Salt Lake City, UT 84121 R&D and Manufacturing 500 Principio Parkway, Suite 400 North East, MD 21901